Taxation	9 Months Ended
Sep. 30, 2023
Income Taxes [Abstract]
Taxation	Taxation
The Group’s income tax credit is recognised at an amount determined by multiplying the loss before taxation for the interim reporting period by the Group’s best estimate of the weighted average annual income taxation rate expected for the full financial year, adjusted for the tax effect of certain items recognised in full in the interim period. As such, the effective tax rate in the interim financial statements may differ from the Group’s estimate of the effective tax rate for the annual financial statements.
The Group benefits from the United Kingdom’s small-and-medium enterprises research and development tax credit regime (“SME Programme”) and was able to surrender some of its losses for a cash rebate of up to 33.35% of expenditures related to eligible research and development projects up to April 1, 2023. The SME Programme cash rebate rate has reduced to 18.6% for qualifying research and development expenditure incurred on or after April 1, 2023.

The Group’s consolidated effective tax rate in respect of continuing operations for the three and nine months ended September 30, 2023 was 7.05% and 11.96% (2022: 9.89% and 13.63%). The decrease in the effective tax rate for the three months ended September 30, 2023 is attributable to the impact of the change in SME Programme cash rebate rate described above.